Company Presentation November 13, 2018 Exhibit 99.1

Forward-looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, development plans, regulatory activities, anticipated milestones, product candidate benefits, competitive position, business strategies, objectives of management, potential growth opportunities, potential market size, possible or assumed future results of operations, projected costs and use of proceeds. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intent,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. All statements other than statements of historical facts contained in this presentation are forward-looking statements. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development of the Company’s product candidates, including adverse results in our clinical development processes; whether results from one clinical trial will be predictive of the results of future trials and whether preliminary data from our clinical trials will be predictive of final results from such trials; decisions made by the U.S. Food and Drug Administration and other regulatory authorities with respect to the development and commercialization of our products; availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; our ability to obtain, maintain and enforce intellectual property and other proprietary rights for our product candidates; our ability to implement our strategic plans; and other factors discussed in the “Risk Factors” section of the Company’s periodic reports filed with the Securities and Exchange Commission, and risks described in other filings the Company may make with the Securities and Exchange Commission in the future. The forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation.

Building the Next Great ID Company Clinical Assets with Multiple Near Term Catalysts Significant Commercial Opportunity with SPR994 SPR994 has Supportive Safety and Efficacy Data Strong Management Team & Capital Base A multi-billion dollar U.S. market opportunity Focus on community setting and early discharge from hospital Phase 3 trial designed to demonstrate “IV in a pill” value proposition Advancement into Phase 3 supported by positive Phase 1 study Phase 2 studies in Japan; 9 years of clinical/post-marketing experience in Japan Proven management team with 14 approved drugs and 6 antibiotic launches Fully funded through Phase 3 SPR994 data readout, including up to $65M in non-dilutive support SPR994 – Oral Carbapenem - Phase 3 Initiation around YE18 SPR720 – Oral agent for NTM-Phase 1 Initiation early 2019 Potentiator platform: IV agents for Gram-negative infections - Phase 1 Initiation around YE18

Development Activities through 2019 Three Clinical-Stage Programs Phase 1 SPR994* SPR741 Phase 1b GRAM-NEGATIVE PROGRAM POTENTIATOR PLATFORM SPR720 Preclinical NTM PROGRAM 2018 SPR206 Preclinical Phase 3 Initiation in cUTI: Around YE18 As of November 13, 2018 Ongoing Development Activity Planned Future Development Activity Our ability to progress SPR994 to a pivotal Phase 3 cUTI clinical trial is subject to a pre-Phase 3 meeting with the FDA to confirm no additional clinical trials or preclinical studies are required prior to initiating a Phase 3 clinical trial. Following our discussions with the FDA, we expect to initiate a pivotal Phase 3 clinical trial of SPR994 for the treatment of cUTI around year-end 2018 in support of a new drug applications (NDA). Phase 3 Oral Carbapenem IV Potentiator Oral Rare Orphan Disease Evaluation Ongoing Phase 1 Initiation: Early 2019 2019 Phase 1 Phase 1 Phase 1 Initiation: Around YE18

Blockbuster Anti-infectives Share Common Attributes

	< $200 M Sales* Dalvance; Orbactive; Sivextro	$200 - 500 M Sales* Avycaz; Vabomere; Tygacil	$1 B+ Sales* Zyvox; Cubicin; Levaquin
High unmet need, limited generic competition	X	✓	✓
Community focus	✓	X	✓

SPERO THERAPEUTICS

*Estimated Peak Year Worldwide Sales

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Spero’s Vision: High Value, Sustainable Products Do not compete with generics Focus outside hospital DRG payment system Phase 3 data drives clinical and economic decisions Pipeline products that leverage sales force

First Oral Carbapenem: SPR994

SPR994: Fills Major Unmet Need for New Oral Therapies for Resistant Infections

- **Oral fluoroquinolones are the most widely used agents for UTI**
- **Fluoroquinolone resistance and safety concerns are increasing**
- **Resistant patients are hospitalized due to lack of oral options**

Fluoroquinolone Resistance to *E. coli* in United States


Hospital
34.5%
3.5%
2000-2004
2013-2014
Community
11.7%
0%
2000-2004
2013-2014

Hospitalizations due to UTI are growing and cost healthcare system $2.8 B a year



76% Increase in hospitalizations 1999-2011

QuintilesIMS NDTI and MIDAS Database; Quintiles/IMS Market Assessment 2017, Simmering, Jacob E. et al. "The Increase in Hospitalizations for Urinary Tract Infections and the Associated Costs in the United States, 1998–2011." *Open Forum Infectious Diseases* 4.1 (2017): ofw281. *PMC.* Web. 15 Mar. 2018.

FQ= Fluoroquinolone; uUTI: Uncomplicated urinary tract infection

SPERO THERAPEUTICS
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SPR994 Activity Comparable to IV Carbapenems JMI Laboratories, 2017 Data on file; N=66 FQR: Fluoroquinolone resistant SPR994 against FQR Isolates of E. coli Result (mg/mL) SPR994 (tebipenem) Ertapenem (ETP) MIC90 0.06 0.25 MIC50 0.03 0.03 Range ≤0.015-0.25 ≤0.015-0.5 SPR994 ETP

SPR994: Clinical Data Supportive of “IV Therapy in a Pill” Unique Molecule: Only carbapenem with >50% Oral Bioavailability High drug serum levels and urine concentrations at site of infection Phase 1 SAD/MAD final data supports 600 mg PO TID dose for Phase 3; comparable to IV Ertapenem Enables powerful Phase 3 study design in cUTI: IV vs. Oral in patients with resistant infections Commercial and clinical experience in Japan add to strength of data package 3,500 patient post-marketing study supports safety and tolerability Phase 2 cUTI studies support 600 mg PO TID dose Over 8 years on the market in Japan Phase 1 details: N=124 subjects dosed with Spero formulation or placebo (3:1 randomization), including 16 multiple dose exposures (x14 days) Source: Company reports

Phase 1 SAD/MAD Data: High Urine and Plasma Exposures Relative to MIC90 600 mg dose provides >50% fT>MIC for E. coli and K. pneumoniae, the most prevalent cUTI pathogens High urine concentration affords additional margin of exposure in cUTI Free Plasma Concentrations of SPR994 Urine Concentration of SPR994 after a Single Dose 50% of TID dosing interval

Planned Phase 3 Study to Demonstrate Oral-IV Equivalency

Critical value proposition of SPR994 is that oral medication can achieve same outcomes as IV

Only trial design in field to definitively address this question



Screening
Phase 3 with lead-in PK
Follow-Up
Up to 10 days total therapy
Patients ≥ 18 years with cUTI / AP
1:1 Randomization
Double-blind, double-dummy
N=1,100
Stratified by type of infection (pyelonephritis vs. complicated lower tract UTI)
SPR994 600 mg TID + placebo IV
Lead–in PK to confirm dose
Ertapenem IV + placebo oral
TOC
LTFU
17 ± 2 days from 1st dose of study drug
25 ± 4 days from 1st dose of study drug
TOC: Test-of-Cure Visit
LTFU: Long-term Follow-up Visit

* Masked individual and composite PK data will be reviewed by an IDMC after enrolling the first 70 patients to confirm the SPR994 dose. Efficacy and safety will remain blinded.

Primary Endpoint: Microbiological response and Clinical Response at TOC (micro-ITT). Resolution of symptoms of cUTI present at screening and no new symptoms of cUTI, and reduction of baseline bacterial pathogens to fewer than 10^3 CFU/mL on urine culture.

Secondary Endpoints: 1. PK parameters (Vd, Cmax, AUC, T>MIC) in SPR994 recipients compared to PK parameters reported from Phase 1 studies in normal healthy volunteers; 2) Population PK in SPR994 based on sparse sampling; 3) Clinical response at EOT, TOC, and LTFU visits (micro-ITT, CE, and ME); 4) Microbiological response at TOC and LTFU (micro-ITT and ME) by Overall, Baseline pathogen, Stratified infection category, Country/Region; 5) Time to resolution of cUTI and AP; 6) Time to clinical cure (resolution of symptoms of cUTI present at randomization); 7) Time to microbiological success (reduction of the baseline bacterial pathogen(s) to fewer than 104 CFU/mL on urine culture obtained daily during the treatment period; 8) Time to defervescence; 9) Time to urine sterility; 10) Rate of relapse, recurrence and superinfection at LTFU; 11) Rates of AE incidence

SPERO THERAPEUTICS

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SPR994 Has Differentiated Profile vs Current and Future Oral Agents for cUTI ESBL Coverage Class A & Amp C High Bioavailability Safety & Tolerability Oral Only Trial for cUTI SPR994 Quinolones Sulopenem Etzadroxil/ Probenecid Omadacycline Source: Sulopenem scientific posters; Paratek investor slides

Hospital UTI FQ-Resistant SPR994: Multi-Billion Dollar Market Opportunity Market Segment LOT DAYS 7 DAYS 5.5 Community UTI FQ-Resistant Source: Estimates derived primarily from QuintilesIMS market assessment (August 2017); *Resistance estimates directly from market assessment FQ: Fluoroquinolone Assumes pricing per day at peak of $348 DAYS 7 Hospital “Other” FQ-Resistant (BSI, HAP, cIAI) FQ-R* 12% 35% 35% Total Patients 10.2M 2.2M 1.1M $1.9 Billion Market Opportunity $900 Million US Market Opportunity Overview SPR994 Commercial Benefits Hospitalized patients to shorten length of hospital stay Community patients to avoid hospitalization $2.3 Billion

Zyvox $1.4 B Peak Year Analogue for Launch Success of SPR994


Zyvox Launch Curve-Time to Peak
5 Years to Peak
100%
80%
60%
40%
20%
0%
Q1
Q5
Q9
Q13
Q17
Q21
Q25
Q29
Quarters Since Launch
Retail reaches peak share by Q20
Linezolid: Retail
Linezolid: Non-retail

	Zyvox MRSA Gram-positive Market	SPR994 FQ-R Gram-negative Market
Mkt size (pts) community	1 M	1.2 M
IV/Oral switch	700 K	1.1 M
Resistance to oral options at launch	29%	36%
Resistance to oral options at peak	64%	66%*
Reimbursement landscape	Restricted	Restricted
Pricing model	Premium	Premium
Peak year sales	$1.4 B	$1 B+**

*Estimated for SPR994 column based on 5.5% growth rate
** Estimated for SPR994 column based on assumptions presented and $348 peak price
Market Size for Zyvox is based on 14 M community cSSSI visits @ 5% resistance & 3.3 M hospital visits @ 29%
IMS extended units and sales for linezolid;
Resistance trends, Moran, *New England Journal Med* 355:7;2006; Monique R. Bidell et al. *Antimicrob. Agents Chemother.* 2016;60:3170-3173; OFID • Simmering et al; 2017 Winter.

SPERO THERAPEUTICS

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SPR994: Differentiated Antibiotic for a Large, Unmet Need Innovative oral carbapenem Safety and tolerably backed by a dataset of over 4,000 subjects and patients High drug serum levels and urine concentrations at the site of infection support utility in cUTI Rapid development plan with single pivotal Phase 3 trial initiation in cUTI planned around year-end 2018 Multi-billion dollar U.S. market opportunity ✓ ✓ ✓ ✓ ✓

First Novel Oral NTM Treatment: SPR720

NTM is a Rare Chronic Infectious Disease

A Growing Market

50,000-100,000 patients in U.S. suffer from NTM

8% annual increase in prevalence predicted YOY in the U.S.

Unsatisfied Market

No currently approved oral agents for NTM

SOC has limited efficacy, high toxicity

5-yr mortality rate of 35%

Promising Regulatory Incentives

Orphan designation

Breakthrough status

QIDP

SPERO THERAPEUTICS

1. Adjemian J, Olivier KN, Seitz AE, Holland SM, Prevots DR. Prevalence of nontuberculous mycobacterial lung disease in U.S. Medicare beneficiaries. Am J Respir Crit Care Med. 2012;185(8):881-886. 2. Strollo SE, Adjemian J, Adjemian MK, Prevots DR. The burden of pulmonary nontuberculous mycobacterial disease in the United States. Ann Am Thorac Soc. 2015;12(10):1458-1464. 3. NTMfacts.com

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Current NTM Treatment Options Have Limitations Approved Inhaled Therapy Generic Standard of Care FDA Approved Yes No Sputum Clearance: Refractory Patients 29% 9% Patient Outcomes: Refractory Patients No Improvement No Improvement Activity in Naïve Patients No No Broad Spectrum No No No Black Box Warnings No No Oral Therapy No Yes Source: Briefing Information for the August 7, 2018 Meeting of the Antimicrobial Drugs Advisory Committee (AMDAC)

SPR720: First Novel Oral Candidate to Treat NTM Infections Clinical Stage Small Molecule Phase 1 SAD/MAD trial initiation in early 1Q19 - double-blind, placebo-controlled in healthy volunteers Oral Therapy Potentially first approved oral regimen for NTM Potent, Broad Spectrum of Activity Potent activity against most common NTM species ( M. avium, M. abscessus, M. kansasii ) Multiple in vivo M. abscessus studies demonstrated efficacy No Significant Safety Findings Safety demonstrated in 7 day non-GLP; 28 day GLP NHP and 31 day GLP rat toxicity studies

Dose Responsive Efficacy Against Difficult to Treat NTM Pathogens Multidrug resistant M. abscessus strain infection set for 27 days, dosing in SCID mice days 27 to 61. AMK=Amikacin SQ dosed every 24h. SPR720 dosed every 48h at the doses listed above Lung Infections in Multidrug Resistant M. abscessus Strains n=6 n=6 n=6 n=6 n=6 n=6

Potentiator Platform: SPR741 & SPR206

Potentiators Allow Entry of Antibiotics Into Gram-Negative Bacteria TREAT WITH POTENTIATOR Ab Ab Ab Ab Inner membrane Outer membrane Lipopolysaccharide Ab Ab Ab Peptidoglycan layer Ab Ab Ab Inner membrane Outer membrane Peptidoglycan layer Ab Ab Ab Ab Ab Lipopolysaccharide Ab Ab Ab Ab Ab Zgurskaya, ACS Infectious Disease Potentiators Interact with lipopolysaccharide, disrupting the outer cell membrane and allow antibiotics to pass into the cell

Potentiator Platform Addresses IV MDR Gram-Negative Hospital Market SPR741+partner SPR206 single agent WHO Priority Pathogens Potency against ESBLs Potency against CRE Potency against P. aeruginosa Potency against A. baumannii MOA Expands coverage of partner agents Single agent activity ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓

SPR206 as Single Stand Alone Agent Demonstrates Potency Against MDR & XDR Gram-Negative Pathogens SPR206 Meropenem Amikacin % isolates inhibited (n=20) MIC (μg/mL) MIC (μg/mL) MIC (μg/mL) IND Enabling Studies: Demonstrated wide therapeutic margins for the treatment of serious Gram-negative infections Data supports advancement into clinical development

Leadership Team Prior Venture Partner at Atlas Venture; Arcion Therapeutics, Genentech, McKinsey Formed eight companies in the life sciences sector; three as Acting CEO Background in healthcare policy Ankit Mahadevia, MD Chief Executive Officer Prior Chief Scientific Officer at Fedora Pharma and Targanta; Microcide, Head of Antibacterials, Eli Lilly Worked on a broad range of antibiotic classes and marketed antibiotics (oritavancin, vancomycin, ceftazidime, daptomycin) Over 26 years in drug discovery Cristina Larkin Chief Operating Officer Prior Chief Financial Officer at Forward Pharma; three successful IPOs 17 years as a senior equity research analyst covering biotechnology, including at Lazard and Stifel 25 years of experience in the life sciences sector Joel Sendek Chief Financial Officer Prior Vice President Clinical Development for anti-infectives; Allergan, AstraZeneca 18 years in anti-infective drug development including 16 Phase 3 trials Seven successful anti-infective drug approvals David Melnick, MD Chief Medical Officer Prior Vice President, Infection, Forest Laboratories Led the commercial hospital antibiotic franchise team at Actavis/Forest; launched Teflaro, Dalvance, Avycaz Over 22 years of experience in commercial strategy Tom Parr, PhD Chief Scientific Officer

Financial Overview Income Statement Three Months Ended September 30, 2018 Grant Revenue $658 R&D Expense $8,459 G&A Expense $3,134 Loss from Operations $(10,935) Net Loss Attributable to Common Stockholders $(10,463) Balance Sheet As of September 30, 2018 Cash and Cash Equivalents $131,225 Strong financial outlook following $75M Follow-on Offering in July 2018, BARDA/DTRA funding support for up to $54M $ in 000’s

Major Catalysts for All Programs through 2019 SPR994 SPR720 Potentiator Platform Oral Carbapenem – Gram-negative Infections 4Q18: Pre-IND FDA Meeting Around year-end 2018: Initiate Phase 3 cUTI trial 2H19: Phase 3 cUTI trial initial data and DSMB review Oral DNA Replication Inhibitor - NTM Early 2019: Initiate Phase 1 trial 2H19: Phase 1 results IV Novel Agents – Gram-negative Infections Around year-end 2018: Initiate SPR206 Phase 1 trial 2H19: SPR206 Phase 1 results

Experienced management team Multiple drugs in clinical development Large opportunity in complementary markets Significant near-term catalysts Accelerated path to market Novel approaches to antibacterial development